UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2022

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6101 Bollinger Canyon Road, Suite 500, San Ramon, California 94583

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.10 par value	COO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2022, The Cooper Companies, Inc. (the “Company”) announced that, on recommendation of the Corporate Governance & Nominating Committee, the Board of Directors of the Company (the “Board”) voted to expand the size of the Board from 8 directors to 9 directors with effect from October 1, 2022 and to elect Cynthia L. Lucchese to fill the new director position, with effect from October 1, 2022, until her successor is duly elected and qualified or her earlier resignation or removal. Concurrent with her election, Ms. Lucchese was appointed to the Audit and the Corporate Governance & Nominating Committees.

Ms. Lucchese has been determined to be an independent director under New York Stock Exchange listing standards. There are no arrangements or understandings between Ms. Lucchese and any other persons pursuant to which she was selected as a director. Additionally, there are no transactions involving the Company and Ms. Lucchese that the Company would be required to report pursuant to Item 404(a) of Regulation S-K. Ms. Lucchese will be compensated for her service as a director consistent with the compensation provided to other non-employee directors as described in the Company’s most recent proxy statement, filed with the Securities and Exchange Commission on January 28, 2022.

ITEM 7.01.	Regulation FD Disclosure.

A copy of the press release announcing the appointment of Ms. Lucchese is attached hereto as Exhibit 99.1. Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other information of the Company. The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this Current Report on Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

99.1	Press Release dated October 3, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By:	/s/ Nicholas S. Khadder
General Counsel & Corporate Secretary

Dated: October 4, 2022